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                                                                   Exhibit 99.4

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information give effect to Biolabs, Inc.'s ("Biolabs") investment in Prion Developmental Laboratories, Inc. ("Prion") on September 8, 2000 in which it acquired a 14.29% equity interest and the proposed additional equity investment to take place no later than December 31, 2000 under which Biolabs will purchase an additional 10.71% equity interest in Prion to bring its total equity interest to 25%. The pro forma statement of operations for the nine months ended September 30, 2000 is based on historical results of operations of Biolabs for the nine months ended September 30, 2000 and the historical results of Prion for the eight months ended August 31, 2000. The following pro forma financial information consisting of the pro forma balance sheet and statement of operations and the accompanying notes should be read in conjunction with and are qualified by the historical annual and quarterly financial statements and notes of Biolabs.

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of Biolabs after its investment in Prion.

                                                     Historical                                     Pro-Forma
                                                   Balance Sheets       Pro-Forma Adjustments     Balance Sheet
----------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                        $ 2,208,573   $(1,000,000)(A)                 $ 1,208,573
   Amounts receivable                                    19,643                                        19,643
   Prepaid expenses                                      18,545                                        18,545
----------------------------------------------------------------------------------------------------------------
                                                      2,246,761                                     1,246,761
----------------------------------------------------------------------------------------------------------------

DEPOSIT ON PURCHASE                                      50,000                                        50,000

INVESTMENT IN I.D. CERTIFY, INC.
   - preferred shares                                   800,160                                       800,160

LONG-TERM INVESTMENT IN:
   Prion Developmental Laboratories, Inc.             1,000,010     1,000,000 (A) (271,068)(B)      1,728,942
   Biomedical Diagnostics, LLC                        2,619,781                                     2,619,781
   Biotherapies Incorporated                          2,835,000                                     2,835,000

OFFICE EQUIPMENT, - net                                  14,507                                        14,507
----------------------------------------------------------------------------------------------------------------
                                                    $ 9,566,219                                   $ 9,295,151
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES
   Accounts payable and accrued liabilities         $    27,216                                   $    27,216
   Promissory notes payable - shareholder             3,033,791                                     3,033,791
----------------------------------------------------------------------------------------------------------------
                                                      3,061,007                                     3,061,007
----------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Preferred stock                                          141                                           141
   Common stock                                             972                                           972
   Additional paid in capital                        11,018,542                                    11,018,542
   Accumulated deficit                               (4,514,443)                   271,068 (B)     (4,785,511)
----------------------------------------------------------------------------------------------------------------
                                                    $ 9,566,219                                   $ 9,295,151
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

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


                                                     Historical                                     Pro-Forma
                                                     Operations         Pro-Forma Adjustments      Operations
----------------------------------------------------------------------------------------------------------------
REVENUE                                             $         0                                   $         0

EXPENSES
   Depreciation                                           4,596                                         4,596
   Finders fee                                          200,000                                       200,000
   General and administrative                           187,100                                       187,100
   Interest                                             185,334                                       185,334
   Investor relations                                   200,650                                       200,650
   Management and consulting fees                       331,195                                       331,195
   Professional fees                                    260,418                                       260,418
   Travel and promotion                                 128,301                                       128,301
----------------------------------------------------------------------------------------------------------------
                                                      1,497,594                                     1,497,594
----------------------------------------------------------------------------------------------------------------

LOSS BEFORE OTHER ITEMS                              (1,497,594)                                   (1,497,594)
   Interest and miscellaneous income                     33,717                                        33,717
   Equity in loss of affiliates                        (190,033)        (271,068)(B)                 (461,101)
----------------------------------------------------------------------------------------------------------------
NET LOSS                                            $(1,653,910)                                  $(1,924,978)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

LOSS PER COMMON SHARE                                                                                   (0.20)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

SHARES USED IN COMPUTING
   LOSS PER SHARE                                                                                   9,721,375 (C)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


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NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

Pro Forma Adjustments and Assumptions

The pro forma information herein gives effect to the following transactions:

On September 8, 2000, Biolabs acquired an 14.29% equity interest in Prion. Consideration for the investment was $1,000,010. Under the terms of the agreement, Biolabs committed to invest a further $1,000,000 on the later to occur of September 30, 2000, or Prion's execution of research agreements with certain universities, upon the condition that such research agreements be executed no later than December 30, 2000. The additional investment of $1,000,000 will increase Biolabs equity interest in Prion by 10.71% to a total equity interest of 25%. These pro forma statements assume performance milestones under the Investment Agreement will be met and the additional investment of $1,000,000 will be made by Biolabs. It is further assumed that the 25% equity interest gives Biolabs the ability to exercise significant influence over Prion and therefore the equity method of accounting for the investment in Prion is appropriate.

The following table sets forth the allocation of the purchase price for the investments included in the pro forma financial information:

                                      14.29%           10.71%         TOTAL (25%)
                                      ------           ------         -----------
Working capital acquired            $   (6,107)      $  102,523       $   96,416
Goodwill                             1,006,107          897,477        1,903,584
                                    ----------       ----------       ----------
Purchase price                      $1,000,000       $1,000,000       $2,000,000
                                    ----------       ----------       ----------

The valuation of the actual intangible assets acquired in the investment in Prion has not yet been completed. When completed certain amounts which have been allocated to goodwill in the above table may be allocated to in-process research and development and other identifiable intangible assets.

(A) The pro forma adjustment reflects the purchase of an additional 10.71% equity interest in Prion for $1,000,000 as committed to by Biolabs under the terms of the Investment Agreement.

(B) The pro forma adjustment is to record $271,068 in amortization of goodwill that would have been recorded during the fiscal year. The amounts identified as goodwill in Biolabs investment in Prion are being amortized on a straight-line basis over a seven year period. No other adjustment has been made to record Biolabs' 25% equity in Prion's operations as the Prion has yet to commence its operating activities.

(C) The basic loss per common share is computed by dividing the loss available to common shareholders by the weighted average number of common shares outstanding. The calculation of the weighted average number of common shares outstanding assumes that the 9,721,375 common shares of Biolabs outstanding on September 30, 2000 were outstanding for the entire period.